Nationwide Life Insurance Company • Nationwide Variable Account-9

Prospectus supplement dated June 15, 2009 to
Prospectus dated May 1, 2009

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

On or about June 11 2009, the Securities and Exchange Commission (the “SEC”) issued a public notice of Nationwide’s application for an Order permitting the substitution of shares of the underlying mutual funds in Column A (“Existing Funds”) below with shares of the underlying mutual funds in Column B (“Replacement Funds”) below.  Nationwide anticipates that the SEC will issue the Order on or about July 13, 2009.

Column A Existing Funds	Column B Replacement Funds
Credit Suisse Trust—International Equity Flex I Portfolio	Nationwide Variable Insurance Trust—Gartmore NVIT International Equity Fund: Class I
Federated Insurance Series—Federated Quality Bond Fund II: Primary Shares	Nationwide Variable Insurance Trust—NVIT Core Bond Fund: Class I
Neuberger Berman Advisers Management Trust—AMT Guardian Portfolio: I Class	Nationwide Variable Insurance Trust—Neuberger Berman NVIT Multi Cap Opportunities Fund: Class I
Neuberger Berman Advisers Management Trust—AMT Mid-Cap Growth Portfolio: I Class	Nationwide Variable Insurance Trust—NVIT Multi-Manager Mid Cap Growth Fund: Class I
Neuberger Berman Advisers Management Trust—AMT Partners Portfolio: I Class	Nationwide Variable Insurance Trust—Neuberger Berman NVIT Multi Cap Opportunities Fund: Class I
The Universal Institutional Funds, Inc.—Mid-Cap Growth Portfolio: Class I	Nationwide Variable Insurance Trust—NVIT Multi-Manager Mid Cap Growth Fund: Class I
The Universal Institutional Funds, Inc.—U.S. Real Estate Portfolio: Class I	Nationwide Variable Insurance Trust—Van Kampen NVIT Real Estate Fund: Class I
Van Eck Worldwide Insurance Trust—Worldwide Emerging Markets Fund: Initial Class	Nationwide Variable Insurance Trust—Gartmore NVIT Emerging Markets Fund: Class I
Wells Fargo Advantage Variable Trust—Wells Fargo Advantage VT Opportunity Fund: Investor Class	Nationwide Variable Insurance Trust—NVIT Multi-Manager Mid Cap Value Fund: Class II

The Exchange Date established for the substitution will be August 14, 2009.

Prior to the Exchange Date.  From the current date until the Exchange Date, investors with allocations in the Existing Funds may transfer allocations to any other available underlying mutual fund, the fixed account (if available), and/or a Guaranteed Term Option (if available) in accordance with the contract.  During this period, any transfers from an Existing Fund will not be treated as a transfer for purposes of transfer limitations and short-term trading fees that would otherwise be applicable under the terms of the contract.

On the Exchange Date.  At the close of business on the Exchange Date, any allocations that remain in the Existing Funds will be redeemed.  Such redemptions will then be used to purchase accumulation units/annuity units in the corresponding Replacement Funds.  All contract owners affected by the substitution will receive a written confirmation of the transaction.  The redemption/repurchase to effectuate the substitution will not be treated as a transfer for the purposes of daily transfer limitations.

After the Exchange Date.  Effective immediately following the Exchange Date, the Existing Funds will no longer be available as investment options in the contract.  Additionally, from the Exchange Date through September 14, 2009, contract owners may reallocate amounts that were substituted into the Replacement Funds to any other available underlying mutual fund, the fixed account (if applicable), and/or a Guaranteed Term Option (if available) without the transfer being treated as a transfer for purposes of transfer limitations and short-term trading fees that would otherwise be applicable under the terms of the contract.

For further information or forms, please contact Nationwide at:

Nationwide Life Insurance Company
One Nationwide Plaza, RR1-04-F4
Columbus, Ohio 43215

1-800-848-6331

TDD: 1-800-238-3035